SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




Date of Report (Date of earliest event reported): August 23, 1999
                                                  ..............................

                               VIALOG CORPORATION
 ...............................................................................
             (Exact name of registrant as specified in its charter)


      Massachusetts                333-44041                   04-3305282
 ........................          ............            ......................
     (State or other              (Commission               (I.R.S. Employer
       jurisdiction               File Number)            Identification No.)
     of incorporation)



                    35 New England Business Center, Suite 160
                                Andover, MA 01810
 ...............................................................................
                    (Address of principal executive offices)


                                                     (978) 975-3700
Registrant's telephone number, including area code..............................


 ...............................................................................
         (Former name or former address, if changed since last report.)

Item 5. Other Events
--------------------

        VIALOG Corporation ("VIALOG") announced today the appointment of Michael
E. Savage to the position of Senior Vice President and Chief Financial Officer, effective September 1, 1999. Mr. Savage joins VIALOG from Digital City, Inc., a subsidiary of America Online, Inc.

        The press release announcing the appointment of Mr. Savage to the position of Senior Vice President and Chief Financial Officer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits
-----------------------------------------

        (c)     Exhibits

                99.1 Press Release dated August 23, 1999 announcing the appointment of Michael E. Savage to the position of Senior Vice President and Chief Financial Officer.



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                  VIALOG CORPORATION

Date:  August 23, 1999                            By:/s/ Kim A. Mayyasi
                                                     ---------------------------
                                                     Kim A. Mayyasi, President
                                                     and Chief Executive Officer


                                  EXHIBIT INDEX
                                  -------------

               Exhibit

                99.1 Press Release dated August 23, 1999 announcing the appointment of Michael E. Savage to the position of Senior Vice President and Chief Financial Officer.